                                   AMENDMENT,

                               DATED MAY 20, 2002,

                                       TO

                         RULE 18f-3 MULTIPLE CLASS PLAN

                               RYDEX SERIES FUNDS,

                             DATED AUGUST 28, 2000,

                                   AS AMENDED

                                  AMENDMENT TO

                         RULE 18F-3 MULTIPLE CLASS PLAN

                                   SCHEDULE A

------------------------------------------------------------------------------------------------------------------------------
FUND                          INVESTOR CLASS              ADVISOR CLASS         A CLASS               C CLASS        H CLASS
------------------------------------------------------------------------------------------------------------------------------
Nova                                 X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------
Ursa                                 X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------
OTC                                  X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------
Arktos                               X                                                                  X
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Bond                 X                                                                  X
------------------------------------------------------------------------------------------------------------------------------
Juno                                 X                                                                  X
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market         X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------
Nova Master
------------------------------------------------------------------------------------------------------------------------------
Ursa Master
------------------------------------------------------------------------------------------------------------------------------
OTC Master
------------------------------------------------------------------------------------------------------------------------------
Arktos Master
------------------------------------------------------------------------------------------------------------------------------
Juno Master
------------------------------------------------------------------------------------------------------------------------------
Utilities Master
------------------------------------------------------------------------------------------------------------------------------
Medius Master
------------------------------------------------------------------------------------------------------------------------------
Large-Cap Europe                                                                                        X              X
------------------------------------------------------------------------------------------------------------------------------
Large-Cap Japan                                                                                         X              X
------------------------------------------------------------------------------------------------------------------------------
Mekros                                                                                                  X              X
------------------------------------------------------------------------------------------------------------------------------
Medius                                                                                                  X              X
------------------------------------------------------------------------------------------------------------------------------
Banking                              X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------
Basic Materials                      X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------
Biotechnology                        X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------
Consumer Products                    X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------
Electronics                          X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------
Energy                               X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------
Energy Services                      X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------
Financial Services                   X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------
Health Care                          X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------
Internet                             X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------
Leisure                              X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------
Precious Metals                      X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------
Real Estate                          X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------
Retailing                            X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------
SECTOR ROTATION                                                                                         X              X
------------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND                                                                                        X              X
------------------------------------------------------------------------------------------------------------------------------
Technology                           X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------
Telecommunications                   X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------
Transportation                       X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------
Utilities                            X                          X                                       X
------------------------------------------------------------------------------------------------------------------------------

                  ADDITIONS AND [DELETIONS] ARE NOTED IN BOLD.